Exhibit 99.1

FOR FURTHER INFORMATION:	Dennis Barber	(713) 497-3042
	Kevin Kremke	(713) 497-5468

FOR IMMEDIATE RELEASE:	February 21, 2005

Reliant Energy Reports Fourth Quarter Results

HOUSTON – Reliant Energy, Inc. reported a loss from continuing operations before income taxes of $255 million for the fourth quarter of 2005, compared to $324 million for the same period of 2004. The reported numbers include net losses from unrealized energy derivatives of $86 million and $138 million, respectively for 2005 and 2004. Loss from continuing operations before income taxes was $668 million for the twelve months ended December 31, 2005, compared to $392 million for the same period of 2004. The reported numbers include net losses from unrealized energy derivatives of $177 million and $224 million, respectively for 2005 and 2004.

“Since our third-quarter call, we have undertaken an in-depth review of our strategy and have identified several elements that are critical to unlocking the value of the company,” said Joel Staff, chairman and chief executive officer. “Our priorities for 2006 will include completing the transition to a fully competitive retail market in Texas, converting to an open model in our wholesale business, improving the commercial capacity factor of our generating plants and managing our collateral exposure to reduce postings by $1 billion by year end. These measures, combined with recent commodity prices, are expected to yield more than $1 billion in annual open EBITDA.”

Open EBITDA (earnings before interest, income taxes, depreciation and amortization) was $200 million for the fourth quarter of 2005, compared to $50 million for the fourth quarter of 2004. The company believes that open EBITDA provides a meaningful representation of the earnings power of the company as it excludes the impact of historical wholesale hedging activity, gains on the sales of emission allowances, gains or losses on the sales of assets and gains or losses on the sales of equity method investments. The increase was primarily related to improvements in wholesale unit margins and increased economic hours, partially offset by lower retail gross margin and a reduction in the commercial capacity factor for the wholesale generation assets.

Adjusted EBITDA was $47 million for the fourth quarter of 2005, compared to $95 million for the fourth quarter of 2004. The reduction was primarily related to lower gross margin, partially offset by net gains from the sales of emission allowances and lower expenses. Adjusted EBITDA for the year ended December 31, 2005 was $697 million compared to $719 million for the same period of 2004. The reduction was primarily related to lower retail gross margin, partially offset by net gains from the sales of emission allowances and lower expenses.

During the year ended December 31, 2005, the company reported a $1,110 million use of cash in continuing operations from operating activities, compared to cash provided in continuing operations of $5 million in 2004. The reported numbers include increases in cash margin deposits totaling $1,214 million in 2005 and $451 million for 2004. Free cash flow from continuing operations for the year ended December 31, 2005 was $22 million, compared to $274 million in 2004. The decrease in free cash flow was primarily related to lower gross margin and changes in working capital.

1

Open EBITDA

Outlook Reconciliation

($ millions)	2006	2007	2008
Income (loss) from continuing operations before income taxes (a)	$(62)	$136	$186
Delivery of product underlying the unrealized (gains) losses on energy derivatives	(126)	(27)	1
Depreciation and amortization	378	466	579
Interest expense, net	380	317	283
Adjusted EBITDA (a)	$570	$892	$1,049
Historical wholesale hedges (b)	643	250	108
Gains on sales of emission allowances (a),(c)	(122)	—	—
Open EBITDA (a)	$1,091	$1,142	$1,157

(a)           Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings.

(b)           Historical wholesale hedges excluded from Open EBITDA are primarily related to closed and remaining power hedges, fuel hedges, long-term tolling purchases and gas transportation and are calculated using forward commodity prices as of December 29, 2005.
(c)           Sales as of February 2, 2006.

Adjusted EBITDA Reconciliation

	Three Months Ended December 31,		Twelve Months Ended December 31,
($ millions)	2005	2004	2005	2004
Loss from continuing operations before income taxes	$(255)	$(324)	$(668)	$(392)
Depreciation and amortization	110	104	446	453
Interest expense, net	98	144	376	383
EBITDA	(47)	(76)	154	444
Changes in California-related receivables and reserves	—	33	(1)	11
Western states and Cornerstone settlements	8	—	359	—
Unrealized losses on energy derivatives (a)	86	138	177	224
Settlement of shareholder class action lawsuits	—	—	8	—
October 2003 FERC settlement	—	—	—	12
Gain on sale of counterparty claim	—	—	—	(30)
Gain on sale of ICE	—	(9)	—	(9)
Gains recorded prior to 2003 that were realized/collected (EITF No. 02-03)	—	5	—	21
2004 accrual for payment to CenterPoint Energy, Inc.	—	—	—	2
2004 severance and restructuring costs	—	4	—	44
Adjusted EBITDA	$47	$95	$697	$719

(a)        Reliant Energy’s hedging activities include buying power supply for its retail business, selling the output of and buying fuel for its power plants, as well as winding down legacy trading positions and optimization of gas transport and storage positions. Some of these hedging transactions use mark-to-market accounting, which requires the company to record gains/losses related to future periods based on current changes in forward commodity prices. The company refers to these gains and losses prior to settlement, as well as ineffectiveness on cash flow hedges as “unrealized gains/losses on energy derivatives.”  In some cases, the related underlying transactions being hedged receive accrual accounting treatment, resulting in a mismatch of accounting treatments.

2

Free Cash Flow Reconciliation

	Twelve Months Ended December 31,
($ millions)	2005	2004
Operating cash flow from continuing operations	$(1,110)	$5

Accounts receivable factoring	—	(232)
Payment to CenterPoint Energy	—	177
Change in margin deposits (a)	1,214	451
2004 cash severance costs	—	33
Capital expenditures	(82)	(160)
Free cash flow from continuing operations	$22	$274

(a)    Reliant Energy posts collateral to support most commodity sales and purchase transactions. The collateral provides assurance to counterparties that contractual obligations will be fulfilled. As the obligations are fulfilled, the collateral is returned. Reliant Energy commonly uses both cash and letters of credit as collateral. The use of cash as collateral appears as an asset on the balance sheet and as a use of cash in operating cash flow. When cash collateral is returned, the asset is eliminated from the balance sheet and it appears as a source of cash in operating cash flow. Changes in margin deposits reflect the net inflows and outflows of cash collateral and are driven by hedging levels and changes in commodity prices, not by the cash flow generated by the business related to sales and purchases in the reporting period.

NON-GAAP FINANCIAL MEASURES

This press release and the attached financial tables include the following non-GAAP financial measures:

Contribution margin

Adjusted contribution margin

Adjusted gross margin

Free cash flow

Open wholesale gross margin

EBITDA

Adjusted EBITDA

Open EBITDA

A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables. Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K filed along with this press release.

3

WEBCAST OF EARNINGS CONFERENCE CALL

Reliant Energy has scheduled its fourth-quarter 2005 earnings conference call for Tuesday, February 21, 2006, at 10:00 a.m., Central time. Interested parties may listen to a live audio broadcast of the conference call at  www.reliant.com/corporate. A replay of the call can be accessed approximately two hours after the completion of the call. A copy of the presentation accompanying the call is available at this Website address.

Reliant Energy, Inc. (NYSE: RRI) based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the United States. In Texas, the company provides service to approximately 1.9 million retail electricity customers, including residential and small business customers and large commercial, industrial, governmental and institutional customers. Reliant also serves commercial, industrial, governmental and institutional customers in the PJM (Pennsylvania, New Jersey and Maryland) market.

The company is one of the largest independent power producers in the nation with approximately 16,000 megawatts of power generation capacity from continuing operations across the United States. These strategically located generating assets utilize natural gas, fuel oil and coal. For more information, visit www.reliant.com/corporate.

This news release contains “forward-looking statements.” Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. Forward-looking statements relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our filings with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Information in this release is subject to adjustment resulting from further review and the obtaining of additional information that impacts the consolidated financial statements.

###

4

Reliant Energy, Inc. and Subsidiaries

Consolidated Statements of Operations

(Thousands of Dollars, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Tweleve Months Ended December 31,
	2005	2004	2005	2004

Revenues:
Revenues (including $123,768, $(16,455), $(203,081) and $(32,007) unrealized gains (losses))	$2,615,265	$1,953,826	$9,726,995	$8,098,222

Expenses:
Purchased power, fuel and cost of gas sold (including $(209,637), $(121,550), $25,846 and $(192,395) unrealized gains (losses))	2,477,475	1,772,244	8,354,921	6,564,137
Operation and maintenance	180,849	194,900	736,954	782,462
Selling and marketing	28,930	20,041	95,256	81,741
Bad debt expense	14,181	8,703	58,008	45,707
Total	2,701,435	1,995,888	9,245,139	7,474,047
Contribution Margin	(86,170)	(42,062)	481,856	624,175

Other general and administrative	7,393	47,049	139,222	198,723
Western states and Cornerstone settlements	8,631	—	359,436	—
Loss on sales of receivables	—	—	—	33,741
Accrual for payment to CenterPoint Energy, Inc.	—	—	—	1,600
Gain on sale of counterparty claim	—	—	—	(30,000)
Gains on sales of assets and emission allowances, net	(52,322)	(4,954)	(168,114)	(19,834)
Depreciation and amortization	109,341	104,512	445,871	453,042
Total	73,043	146,607	776,415	637,272
Operating Loss	(159,213)	(188,669)	(294,559)	(13,097)

Other Income (Expense):
Income (loss) of equity investments, net	2,273	(234)	25,458	(9,478)
Other, net	146	9,021	(22,672)	13,455
Loss Before Interest and Taxes	(156,794)	(179,882)	(291,773)	(9,120)

Interest expense	(105,601)	(149,970)	(399,281)	(417,514)
Interest income	7,947	5,952	23,227	34,960

Loss from Continuing Operations Before Income Taxes	(254,448)	(323,900)	(667,827)	(391,674)
Income tax benefit	(47,851)	(110,914)	(203,080)	(115,214)

Loss from Continuing Operations	(206,597)	(212,986)	(464,747)	(276,460)
Income (loss) from discontinued operations	49,145	(51,372)	110,799	239,800

Loss Before Cumulative Effect of Accounting Changes	(157,452)	(264,358)	(353,948)	(36,660)
Cumulative effect of accounting changes, net of tax	(608)	—	(608)	7,290
Net Loss	$(158,060)	$(264,358)	$(354,556)	$(29,370)

Basic and Diluted Earnings (Loss) Per Share:
Loss from continuing operations	$(0.68)	$(0.71)	$(1.54)	$(0.93)
Income (loss) from discontinued operations	0.16	(0.17)	0.37	0.81
Cumulative effect of accounting changes, net of tax	—	—	—	0.02
Net Loss	$(0.52)	$(0.88)	$(1.17)	$(0.10)

Weighted Average Common Shares Outstanding (in thousands):
• Basic	304,849	298,979	302,409	297,527
• Diluted	304,849	298,979	302,409	297,527

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - As Reported

(Millions of Dollars)

(Unaudited)

	Three Months Ended
	December 31, 2005	December 31, 2004	Change
Retail Energy:
Revenues:
Revenues	$1,736	$1,466	$270

Operating Expenses:
Purchased power, fuel and cost of gas sold	1,781	1,418	363
Gross margin	(45)	48	(93)

Operation and maintenance	48	50	(2)
Selling and marketing	29	20	9
Bad debt expense	14	8	6
Contribution margin - Retail Energy	(136)	(30)	(106)

Wholesale Energy:
Revenues:
Revenues	1,059	584	475

Operating Expenses:
Purchased power, fuel and cost of gas sold	878	450	428
Gross margin	181	134	47

Operation and maintenance	132	145	(13)
Bad debt expense	—	1	(1)
Contribution margin - Wholesale Energy	49	(12)	61

Other Operations:
Revenues:
Revenues	2	—	2

Gross margin	2	—	2

Operation and maintenance	1	—	1
Contribution margin - Other Operations	1	—	1

Eliminations:
Revenues:
Revenues	(182)	(96)	(86)

Operating Expenses:
Purchased power, fuel and cost of gas sold	(182)	(96)	(86)
Gross margin	—	—	—

Consolidated:
Revenues:
Revenues	2,615	1,954	661

Operating Expenses:
Purchased power, fuel and cost of gas sold	2,477	1,772	705
Gross margin	138	182	(44)

Operation and maintenance	181	195	(14)
Selling and marketing	29	20	9
Bad debt expense	14	9	5
Contribution margin - Consolidated	(86)	(42)	(44)

Other general and administrative	8	48	(40)
Western states and Cornerstone settlements	8	—	8
Gains on sales of assets and emission allowances, net	(52)	(5)	(47)
Depreciation and amortization	110	104	6
Total	74	147	(73)
Operating Loss	(160)	(189)	29

Income of equity investments, net	3	—	3
Other, net	—	9	(9)
Loss before interest and income taxes	(157)	(180)	23

Interest expense	(106)	(150)	44
Interest income	8	6	2
Loss from continuing operations before income taxes	(255)	(324)	69
Income tax benefit	(48)	(111)	63
Loss from continuing operations	(207)	(213)	6
Income (loss) from discontinued operations	49	(51)	100
Cumulative effect of accounting change, net of tax	(1)	—	(1)
Net Loss	$(159)	$(264)	$105

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - As Reported

(Millions of Dollars)

(Unaudited)

	Twelve Months Ended
	December 31, 2005	December 31, 2004	Change
Retail Energy:
Revenues:
Revenues	$7,045	$6,064	$981

Operating Expenses:
Purchased power, fuel and cost of gas sold	6,351	5,335	1,016
Gross margin	694	729	(35)

Operation and maintenance	190	222	(32)
Selling and marketing	95	82	13
Bad debt expense	56	48	8
Contribution margin - Retail Energy	353	377	(24)

Wholesale Energy:
Revenues:
Revenues	3,301	2,374	927

Operating Expenses:
Purchased power, fuel and cost of gas sold	2,630	1,569	1,061
Gross margin	671	805	(134)

Operation and maintenance	544	560	(16)
Bad debt expense	2	(2)	4
Contribution margin - Wholesale Energy	125	247	(122)

Other Operations:
Revenues:
Revenues	6	—	6

Operating Expenses:
Purchased power, fuel and cost of gas sold	(1)	—	(1)
Gross margin	7	—	7

Operation and maintenance	3	—	3
Contribution margin - Other Operations	4	—	4

Eliminations:
Revenues:
Revenues	(625)	(340)	(285)

Operating Expenses:
Purchased power, fuel and cost of gas sold	(625)	(340)	(285)
Gross margin	—	—	—

Consolidated:
Revenues:
Revenues	9,727	8,098	1,629

Operating Expenses:
Purchased power, fuel and cost of gas sold	8,355	6,564	1,791
Gross margin	1,372	1,534	(162)

Operation and maintenance	737	782	(45)
Selling and marketing	95	82	13
Bad debt expense	58	46	12
Contribution margin - Consolidated	482	624	(142)

Other general and administrative	140	198	(58)
Western states and Cornerstone settlements	359	—	359
Loss on sales of receivables	—	34	(34)
Accrual for payment to CenterPoint Energy, Inc.	—	2	(2)
Gain on sale of counterparty claim	—	(30)	30
Gains on sales of assets and emission allowances, net	(168)	(20)	(148)
Depreciation and amortization	446	453	(7)
Total	777	637	140
Operating Loss	(295)	(13)	(282)

Income (loss) of equity investments, net	26	(9)	35
Other, net	(23)	13	(36)
Loss before interest and income taxes	(292)	(9)	(283)

Interest expense	(399)	(418)	19
Interest income	23	35	(12)
Loss from continuing operations before income taxes	(668)	(392)	(276)
Income tax benefit	(203)	(116)	(87)
Loss from continuing operations	(465)	(276)	(189)
Income from discontinued operations	111	240	(129)
Cumulative effect of accounting changes, net of tax	(1)	7	(8)
Net Loss	$(355)	$(29)	$(326)

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjusted

(Millions of Dollars)

(Unaudited)

	Three Months Ended
	December 31, 2005	December 31, 2004	Change
Retail Energy:
Revenues:
Revenues	$1,736	$1,471	$265

Operating Expenses:
Purchased power, fuel and cost of gas sold	1,631	1,289	342
Gross margin	105	182	(77)

Operation and maintenance	48	49	(1)
Selling and marketing	29	20	9
Bad debt expense	14	8	6
Contribution margin - Retail Energy	14	105	(91)

Wholesale Energy:
Revenues:
Revenues	936	634	302

Operating Expenses:
Purchased power, fuel and cost of gas sold	819	458	361
Gross margin	117	176	(59)

Operation and maintenance	132	145	(13)
Bad debt expense	—	1	(1)
Contribution margin - Wholesale Energy	(15)	30	(45)

Other Operations:
Revenues:
Revenues	2	—	2

Operating Expenses:
Purchased power, fuel and cost of gas sold	—	—	—
Gross margin	2	—	2

Operation and maintenance	1	—	1
Contribution margin - Other Operations	1	—	1

Eliminations:
Revenues:
Revenues	(182)	(96)	(86)

Operating Expenses:
Purchased power, fuel and cost of gas sold	(182)	(96)	(86)
Gross margin	—	—	—

Consolidated:
Revenues:
Revenues	2,492	2,009	483

Operating Expenses:
Purchased power, fuel and cost of gas sold	2,268	1,651	617
Gross margin	224	358	(134)

Operation and maintenance	181	194	(13)
Selling and marketing	29	20	9
Bad debt expense	14	9	5
Contribution margin - Consolidated	—	135	(135)

Other general and administrative	8	45	(37)
Gains on sales of assets and emission allowances, net	(52)	(5)	(47)
Depreciation and amortization	110	104	6
Total	66	144	(78)
Operating Loss	(66)	(9)	(57)

Income of equity investments, net	3	—	3
Other, net	—	—	—
Loss before interest and income taxes	(63)	(9)	(54)

Interest expense	(106)	(150)	44
Interest income	8	3	5
Loss from continuing operations before income taxes	(161)	(156)	(5)
Income tax benefit	(12)	(47)	35
Loss from continuing operations	(149)	(109)	(40)
Income (loss) from discontinued operations	49	(51)	100
Cumulative effect of accounting change, net of tax	(1)	—	(1)
Net Loss	$(101)	$(160)	$59

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjusted

(Millions of Dollars)

(Unaudited)

	Twelve Months Ended
	December 31, 2005	December 31, 2004	Change
Retail Energy:
Revenues:
Revenues	$7,045	$6,085	$960

Operating Expenses:
Purchased power, fuel and cost of gas sold	6,282	5,063	1,219
Gross margin	763	1,022	(259)

Operation and maintenance	190	216	(26)
Selling and marketing	95	80	15
Bad debt expense	56	48	8
Contribution margin - Retail Energy	422	678	(256)

Wholesale Energy:
Revenues:
Revenues	3,503	2,429	1,074

Operating Expenses:
Purchased power, fuel and cost of gas sold	2,725	1,649	1,076
Gross margin	778	780	(2)

Operation and maintenance	544	549	(5)
Bad debt expense	2	(2)	4
Contribution margin - Wholesale Energy	232	233	(1)

Other Operations:
Revenues:
Revenues	6	—	6

Operating Expenses:
Purchased power, fuel and cost of gas sold	(1)	—	(1)
Gross margin	7	—	7

Operation and maintenance	3	—	3
Contribution margin - Other Operations	4	—	4

Eliminations:
Revenues:
Revenues	(625)	(340)	(285)

Operating Expenses:
Purchased power, fuel and cost of gas sold	(625)	(340)	(285)
Gross margin	—	—	—

Consolidated:
Revenues:
Revenues	9,929	8,174	1,755

Operating Expenses:
Purchased power, fuel and cost of gas sold	8,381	6,372	2,009
Gross margin	1,548	1,802	(254)

Operation and maintenance	737	765	(28)
Selling and marketing	95	80	15
Bad debt expense	58	46	12
Contribution margin - Consolidated	658	911	(253)

Other general and administrative	132	173	(41)
Loss on sales of receivables	—	34	(34)
Gains on sales of assets and emission allowances, net	(168)	(20)	(148)
Depreciation and amortization	446	425	21
Total	410	612	(202)
Operating income	248	299	(51)

Income (loss) of equity investments, net	26	(9)	35
Other, net	(23)	4	(27)
Earnings before interest and income taxes	251	294	(43)

Interest expense	(399)	(418)	19
Interest income	17	19	(2)
Loss from continuing operations before income taxes	(131)	(105)	(26)
Income tax benefit	(1)	(7)	6
Loss from continuing operations	(130)	(98)	(32)
Income from discontinued operations	111	240	(129)
Cumulative effect of accounting changes, net of tax	(1)	7	(8)
Net Income (loss)	$(20)	$149	$(169)

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjustments

(Millions of Dollars)

(Unaudited)

	Three Months Ended
	December 31, 2005	December 31, 2004	Change

Retail Energy:
Gross Margin (1) Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	$—	$5	$(5)
Unrealized (gains)/losses on energy derivatives	150	129	21
Total gross margin adjustments	150	134	16

Operating Expenses Adjustments:
Operation and maintenance adjustment - severance and restructuring	—	(1)	1
Total operating expenses adjustments	—	(1)	1

Wholesale Energy:
Gross Margin (1) Adjustments:
Changes in California-related receivables and reserves	—	33	(33)
Unrealized (gains)/losses on energy derivatives	(64)	9	(73)
Total gross margin adjustments	(64)	42	(106)

Consolidated:
Selling, general and administrative adjustment - severance and restructuring	—	(1)	1
Selling, general and administrative adjustment - restructuring costs associated with lease on corporate headquarters	—	(2)	2
Western states and Cornerstone settlements	(8)	—	(8)
Interest income adjustment - California-related interest income	—	(3)	3
Gain on sale of non-marketable investment - ICE	—	9	(9)

Income tax expense - tax adjustments, net	36	64	(28)

(1)  Revenues less purchased power, fuel and cost of gas sold.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjustments

(Millions of Dollars)

(Unaudited)

	Twelve Months Ended
	December 31, 2005	December 31, 2004	Change

Retail Energy:
Gross Margin (1) Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	$—	$21	$(21)
Unrealized losses on energy derivatives	69	272	(203)
Total gross margin adjustments	69	293	(224)

Operating Expenses Adjustments:
Operation and maintenance adjustment - severance and restructuring	—	(6)	6
Selling and marketing adjustment - severance and restructuring	—	(2)	2
Total operating expenses adjustments	—	(8)	8

Wholesale Energy:
Gross Margin (1) Adjustments:
Changes in California-related receivables and reserves	(1)	11	(12)
Adjustment to October 2003 FERC settlement	—	12	(12)
Unrealized (gains)/losses on energy derivatives	108	(48)	156
Total gross margin adjustments	107	(25)	132

Operating Expenses Adjustments:
Operation and maintenance adjustment - severance and restructuring	—	(11)	11

Consolidated:
Selling, general and administrative adjustment - severance and restructuring	—	(12)	12
Selling, general and administrative adjustment - settlement of shareholder class action lawsuits	(8)	—	(8)
Selling, general and administrative adjustment - restructuring costs associated with lease on corporate headquarters	—	(13)	13
Western states and Cornerstone settlements	(359)	—	(359)
Accrual for payment to CenterPoint Energy, Inc. adjustment	—	(2)	2
Gain on sale of counterparty claim	—	30	(30)
Depreciation and amortization adjustment - accelerated depreciation on retired generation assets	—	(12)	12
Depreciation and amortization adjustment - equipment impairment related to turbines and generators	—	(16)	16
Interest income adjustment - California-related interest income	(6)	(16)	10
Gain on sale of non-marketable investment - ICE	—	9	(9)

Income tax expense - tax adjustments, net	202	109	93

(1)  Revenues less purchased power, fuel and cost of gas sold.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Open EBITDA Reconciliations

(Millions of Dollars)

(Unaudited)

	Three Months Ended
	December 31, 2005			December 31, 2004

Adjusted loss before interest and income taxes		$(63)			$(9)

Adjusted depreciation and amortization		110			104

Adjusted EBITDA		47			95

Gains on sales of assets and emission allowances, net		(52)			(5)
Historical wholesale hedges (included in wholesale gross margin):
Power (closed)	47			—
Fuel	(28)			(50)
Tolling/other	186			10
		205	(a)		(40	)(b)

Open EBITDA		$200			$50

Loss from continuing operations before income taxes		$(255)			(324)

Adjustments:
General and administrative adjustment - severance and restructuring		—			4
Western states and Cornerstone settlements		8			—
Interest income adjustment - California-related interest income		—			(3)
Unrealized (gains)/losses on energy derivatives		86			138
Changes in California-related receivables and reserves		—			33
Gain on sale of non-marketable investment - ICE		—			(9)
Gains recorded prior to 2003 to be realized/collected in current period		—			5

Adjusted depreciation and amortization		110			104
Adjusted interest expense, net		98			147

Adjusted EBITDA		47			95

Gains on sales of assets, net		(52)			(5)
Historical wholesale hedges (included in wholesale gross margin):
Power (closed)	47			—
Fuel	(28)			(50)
Tolling/other	186			10
		205	(a)		(40	)(b)

Open EBITDA		$200			$50

(a)    Open wholesale gross margin is $322 million ($117 million of adjusted wholesale gross margin excluding historical hedges of $205 million).

(b)    Open wholesale gross margin is $136 million ($176 million of adjusted wholesale gross margin excluding historical hedges of $(40) million).

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Open EBITDA Reconciliations

(Millions of Dollars)

(Unaudited)

	Twelve Months Ended
	December 31, 2005

Adjusted earnings before interest and income taxes		$251

Depreciation and amortization		446

Adjusted EBITDA		697

Gains on sales of assets and emission allowances, net		(168)
Gain on sale of equity method investment		(25)
Historical wholesale hedges (included in wholesale gross margin):
Power (closed)	441
Fuel	(110)
Tolling/other	84
		415 (a)

Open EBITDA		$919

Loss from continuing operations before income taxes		$(668)

Adjustments:
General and administrative adjustment - settlement of shareholder class action lawsuits		8
General and administrative adjustment - severance and restructuring		—
Western states and Cornerstone settlements		359
Interest income adjustment - California-related interest income		(6)
Unrealized (gains)/losses on energy derivatives		177
Changes in California-related receivables and reserves		(1)
Gain on sale of non-marketable investment - ICE		—
Gains recorded prior to 2003 to be realized/collected in current period		—
Adjustment to October 2003 FERC settlement
Gain on sale of counterparty claim		—
Accrual for payment to CenterPoint Energy, Inc. adjustment		—
Depreciation and amortization adjustment - accelerated depreciation on retired generation assets		—
Depreciation and amortization adjustment - equipment impairment related to turbines and generators		—

Depreciation and amortization		446
Adjusted interest expense, net		382

Adjusted EBITDA		697

Gains on sales of assets, net		(168)
Gain on sale of equity method investment		(25)
Historical wholesale hedges (included in wholesale gross margin):
Power (closed)	441
Fuel	(110)
Tolling/other	84
		415 (a)

Open EBITDA		$919

(a)    Open wholesale gross margin is $1,193 million ($778 million of adjusted wholesale gross margin excluding historical hedges of $415 million).

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Diluted EPS from Continuing Operations Reconciliation

(Dollars per diluted share)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004

Diluted:
Net Loss (per GAAP)	$(0.52)	$(0.88)	$(1.17)	$(0.10)

Cumulative effect of accounting changes, net of tax	—	—	—	(0.02)

(Income) loss from discontinued operations	(0.16)	0.17	(0.37)	(0.81)

Loss from continuing operations (on GAAP basis)	(0.68)	(0.71)	(1.54)	(0.93)

Adjustments:
Gains recorded prior to 2003 to be realized/collected in current period	—	0.01	—	0.04
Unrealized losses on energy derivatives	0.17	0.30	0.37	0.47
Changes in California-related receivables and reserves (including interest)	—	0.06	(0.02)	(0.02)
Adjustment to October 2003 FERC settlement	—	—	—	0.03
Severance and restructuring	—	—	—	0.07
Restructuring costs associated with lease on corporate headquarters	—	—	—	0.03
Settlement of shareholder class action lawsuits	—	—	0.02	—
Western states and Cornerstone settlements	0.02	—	0.74	—
Gain on sale of counterparty claim	—	—	—	(0.06)
Accelerated depreciation on retired generation assets	—	—	—	0.03
Equipment impairment related to turbines and generators	—	—	—	0.03
Gain on sale of non-marketable investment - ICE	—	(0.02)	—	(0.02)
Adjusted loss from continuing operations	$(0.49)	$(0.36)	$(0.43)	$(0.33)

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(Thousands of Dollars)

(Unaudited)

	December 31, 2005	December 31, 2004
ASSETS
Current Assets:
Cash and cash equivalents	$88,397	$105,054
Restricted cash	26,906	15,610
Accounts and notes receivable, principally customer, net	1,171,673	1,071,312
Inventory	299,099	245,682
Derivative assets	725,964	305,924
Margin deposits on energy trading and hedging activities	1,716,035	505,547
Other current assets	478,045	304,446
Current assets of discontinued operations	203,332	104,276
Total current assets	4,709,451	2,657,851
Property, Plant and Equipment, net	5,934,060	6,437,761

Other Assets:
Goodwill	386,594	440,534
Other intangibles, net	510,582	540,583
Net California receivables subject to refund	—	200,086
Equity investments	29,524	83,819
Derivative assets	527,799	272,254
Restricted cash	—	25,547
Other long-term assets	565,000	502,830
Long-term assets of discontinued operations	880,796	1,032,759
Total other assets	2,900,295	3,098,412
Total Assets	$13,543,806	$12,194,024

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$789,325	$618,854
Accounts payable, principally trade	875,965	566,104
Derivative liabilities	1,219,954	401,881
Margin deposits on energy trading and hedging activities	15,588	19,040
Other current liabilities	402,942	463,528
Current liabilities of discontinued operations	96,456	29,184
Total current liabilities	3,400,230	2,098,591

Other Liabilities:
Derivative liabilities	812,695	311,222
Other long-term liabilities	403,083	616,575
Long-term liabilities of discontinued operations	779,678	842,425
Total other liabilities	1,995,456	1,770,222

Long-term Debt	4,317,427	3,938,857
Commitments and Contingencies
Total Stockholders’ Equity	3,830,693	4,386,354
Total Liabilities and Stockholders’ Equity	$13,543,806	$12,194,024

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Thousands of Dollars)

(Unaudited)

	Twelve Months Ended December 31,
	2005	2004

Cash Flows from Operating Activities:
Net loss	$(354,556)	$(29,370)
Income from discontinued operations	(110,799)	(239,800)
Net loss from continuing operations and cumulative effect of accounting changes	(465,355)	(269,170)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Cumulative effect of accounting changes	608	(7,290)
Depreciation and amortization	445,871	453,042
Deferred income taxes	(228,992)	(108,688)
Net unrealized losses on energy derivatives	177,235	224,402
Amortization of deferred financing costs	15,110	77,881
Gains on sales of assets and emission allowances, net	(168,114)	(19,834)
Western states and Cornerstone settlements	359,436	—
(Income) loss of equity investments, net	(25,458)	9,478
Other, net	27,498	(5,458)
Changes in other assets and liabilities:
Accounts and notes receivable and unbilled revenue, net	(109,736)	(59,723)
Receivables facility proceeds, net	—	232,000
Inventory	(42,253)	(14,744)
Margin deposits on energy trading and hedging activities, net	(1,213,940)	(450,851)
Net derivative assets and liabilities	10,978	12,547
Accounts payable	133,466	59,233
Payment to CenterPoint Energy, Inc.	—	(176,600)
Other current assets	33,071	(37,399)
Other assets	(32,605)	(5,562)
Taxes payable/ receivable	3,053	47,652
Other current liabilities	(34,479)	1,815
Other liabilities	4,495	42,617
Net cash provided by (used in) continuing operations from operating activities	(1,110,111)	5,348
Net cash provided by discontinued operations from operating activities	192,948	100,165
Net cash provided by (used in) operating activities	(917,163)	105,513
Cash Flows from Investing Activities:
Capital expenditures	(82,296)	(159,671)
Proceeds from sales of assets, net	149,345	11,325
Proceeds from sales of emission allowances	234,421	59,662
Purchases of emission allowances	(145,769)	(124,241)
Restricted cash	14,251	178,885
Other, net	5,500	16,207
Net cash provided by (used in) continuing operations from investing activities	175,452	(17,833)
Net cash provided by discontinued operations from investing activities	130,700	919,043
Net cash provided by investing activities	306,152	901,210
Cash Flows from Financing Activities:
Proceeds from long-term debt	299,000	1,512,000
Payments of long-term debt	(148,333)	(1,597,568)
Increase (decrease) in short-term borrowings and revolving credit facilities, net	407,000	(108,350)
Proceeds from issuances of stock	37,885	24,618
Payments of financing costs	(1,198)	(71,884)
Other, net	—	9,156
Net cash provided by (used in) continuing operations from financing activities	594,354	(232,028)
Net cash used in discontinued operations from financing activities	—	(815,885)
Net cash provided by (used in) financing activities	594,354	(1,047,913)
Net Change in Cash and Cash Equivalents	(16,657)	(41,190)
Cash and Cash Equivalents at Beginning of Period	105,054	146,244
Cash and Cash Equivalents at End of Period	$88,397	$105,054

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Retail Operational Data

(Unaudited)

Retail Energy Revenues:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
	(in millions)		(in millions)
Retail energy revenues from end-use retail customers:
Texas:
Residential and small business	$906	$766	$4,005	$3,531
Large commercial, industrial and governmental/institutional	588	521	2,185	1,957

Outside of Texas:
Commercial, industrial and governmental/institutional	115	67	404	204

Total	1,609	1,354	6,594	5,692

Retail Energy revenues from resales of purchased power and other hedging activities	121	133	474	374
Market usage adjustments	6	(21)	(23)	(2)
Total retail energy revenues	$1,736	$1,466	$7,045	$6,064

Retail Energy Operating Data:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
	(gigawatt hours)		(gigawatt hours)
Electricity Sales to End-Use Retail Customers:
Texas:
Residential:
Price-to-beat	3,606	3,958	17,981	19,315
Non price-to-beat	1,524	1,184	6,470	4,516
Total residential	5,130	5,142	24,451	23,831
Small business:
Price-to-beat	1,208	1,495	5,183	7,166
Non price-to-beat	722	488	2,882	1,924
Total small business	1,930	1,983	8,065	9,090
Large commercial, industrial and governmental/institutional (1)	6,488	7,889	28,604	31,278
Total Texas	13,548	15,014	61,120	64,199
Outside of Texas:
Commercial, industrial and governmental/institutional	1,634	1,187	6,155	3,635
Total Outside of Texas	1,634	1,187	6,155	3,635
Total	15,182	16,201	67,275	67,834

	December 31,	December 31,
	2005	2004
	(in thousands, metered locations)
Retail Customers:
Texas:
Residential:
Price-to-beat	1,191	1,313
Non price-to-beat	483	334
Total residential	1,674	1,647
Small business:
Price-to-beat	137	163
Non price-to-beat	66	30
Total small business	203	193
Large commercial, industrial and governmental/institutional (1)	34	40
Total Texas	1,911	1,880
Outside of Texas:
Commercial, industrial and governmental/institutional	2	1
Total Outside of Texas	2	1
Total	1,913	1,881

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
	(in thousands, metered locations)		(in thousands, metered locations)
Weighted Average Retail Customer Count:
Texas:
Residential:
Price-to-beat	1,194	1,326	1,250	1,360
Non price-to-beat	461	319	396	271
Total residential	1,655	1,645	1,646	1,631
Small business:
Price-to-beat	137	165	147	174
Non price-to-beat	57	29	43	26
Total small business	194	194	190	200
Large commercial, industrial and governmental/institutional (1)	33	40	36	40
Total Texas	1,882	1,879	1,872	1,871
Outside of Texas:
Commercial, industrial and governmental/institutional	2	1	2	1
Total Outside of Texas	2	1	2	1
Total	1,884	1,880	1,874	1,872

(1)   These volumes include customers of the General Land Office for whom we provide services.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Wholesale Operational Data

(Unaudited)

Wholesale Energy Gross Margin:

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2005	2004	Change	2005	2004	Change
	(in millions)			(in millions)

West	$40	$45	$(5)	$176	$161	$15
PJM	66	86	(20)	384	440	(56)
Southeast	(3)	2	(5)	27	15	12
MISO	33	30	3	185	106	79
ERCOT	19	16	3	76	70	6
East gas transport	(33)	—	(33)	(29)	(2)	(27)
West gas transport	(4)	(2)	(2)	(26)	(7)	(19)
Other:
Billings to Texas Genco for support costs	—	1	(1)	—	15	(15)
Other	(1)	(2)	1	(15)	(18)	3

Adjusted Plant Gross Margin	117	176	(59)	778	780	(2)

California-related receivables and reserves	—	(33)	33	1	(11)	12
Adjustment to October 2003 FERC settlement	—	—	—	—	(12)	12
Unrealized gains/losses on energy derivatives (1)	64	(9)	73	(108)	48	(156)

Total Wholesale Energy Gross Margin	$181	$134	$47	$671	$805	$(134)

Wholesale Power Sales (2):

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2005	2004	Change	2005	2004	Change
	(gigawatt hours)			(gigawatt hours)

Net power generation volumes	8,596	7,799	797	33,709	32,562	1,147
Power purchase volumes	736	278	458	1,838	1,840	(2)
Power sales volumes	9,332	8,077	1,255	35,547	34,402	1,145

(1)   Includes ineffectiveness and derivatives not designated as hedges.

(2)   These amounts include physically delivered volumes, hedge activity related to our power generation portfolio and volumes associated with our legacy trading activities. These amounts exclude (a) volumes associated with our discontinued operations, (b) generation from facilities where the generation is sold by a third party pursuant to a tolling agreement, (c) generation from facilities that are accounted for as an equity method investment and (d) physical transactions that are settled prior to delivery.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Net Generation Volumes (1) (2)

(MWh)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
By region:	2005	2004	2005	2004

MISO	1,390,934	1,273,307	5,953,391	5,231,314

PJM	4,851,742	4,190,744	19,649,945	16,710,950

Southeast	275,180	363,836	1,907,348	2,198,244

West	1,134,179	2,006,245	5,653,446	7,437,753

ERCOT	1,310,296	1,284,026	5,241,421	5,468,668

Total	8,962,331	9,118,158	38,405,551	37,046,929

	Three Months Ended December 31,		Twelve Months Ended December 31,
By asset type:	2005	2004	2005	2004

Base load	8,119,561	7,876,021	33,300,879	30,984,940

Intermediate	683,763	1,087,164	3,609,403	4,922,200

Peaking	159,007	154,973	1,495,269	1,139,789

Total	8,962,331	9,118,158	38,405,551	37,046,929

(1)   These amounts exclude volumes associated with our discontinued operations.

(2)   These amounts include (a) physically delivered volumes, (b) hedge activity related to our power generation portfolio, (c) generation of 325 GWh and 682 GWh for the three months ended December 31, 2005 and 2004, respectively, and 3,647 GWh and 2,388 GWh for the twelve months ended December 31, 2005 and 2004, respectively, from facilities where the generation is sold by a third-party pursuant to a tolling agreement and (d) generation from facilities that are accounted for as an equity method investment.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

MISO Asset Summary

(Unaudited)

	Summer/Winter Average	Heat Rate	Q4 net generation volume (1) (MWh)		Q4 net capacity factor (2) (MWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2005	2004	2005	2004

Base Load
Avon Lake 7 & 9	721	9.8	822,843	822,136	52%	52%
New Castle 3-5	328	10.7	294,517	203,015	41%	28%
Niles 1-2	208	10.5	273,740	247,749	60%	54%
	1,257		1,391,100	1,272,900	50%	46%

Peaking
Avon Lake 10	24	17.4	(92)	462	0%	1%
New Castle A-B	6	10.0	6	5	0%	0%
Niles A	28	21.3	(80)	(60)	0%	0%
Shelby 1-8	356	9.8	—	—	0%	0%
	414		(166)	407	0%	0%
MISO Total	1,671		1,390,934	1,273,307	38%	35%

	Summer/Winter Average	Heat Rate	Q4 YTD net generation volume (1) (MWh)		Q4 YTD net capacity factor (2) (MWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2005	2004	2005	2004

Base Load
Avon Lake 7 & 9	721	9.8	3,541,512	2,736,654	56%	43%
New Castle 3-5	328	10.7	1,314,907	1,496,868	46%	52%
Niles 1-2	208	10.5	1,015,015	985,666	56%	54%
	1,257		5,871,434	5,219,188	53%	47%

Peaking
Avon Lake 10	24	17.4	918	2,940	0%	1%
New Castle A-B	6	10.0	49	73	0%	0%
Niles A	28	21.3	(7)	(176)	0%	0%
Shelby 1-8	356	9.8	80,997	9,289	3%	0%
	414		81,957	12,126	2%	0%
MISO Total	1,671		5,953,391	5,231,314	41%	36%

(1)   Represents net generation assets only.

(2)   Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

PJM Asset Summary

(Unaudited)

Unit Name	Summer/Winter Average Capacity (MW)	Heat Rate (MMBtu/MWh)	Q4 net generation volume (1) (MWh)		Q4 net capacity factor (2) (MWh)
			2005	2004	2005	2004

Base Load
Conemaugh 1-2 (16%)	280	9.4	469,051	531,955	76%	86%
Cheswick 1	580	10.0	796,127	893,680	62%	70%
Deep Creek 1-2 (3)	—	—		8,409	0%	20%
Elrama 1-4	465	11.3	571,907	394,107	56%	38%
Keystone 1-2 (16%)	282	9.5	598,416	461,052	96%	74%
Piney Station 1-3 (3)	—	—		16,679	0%	27%
Portland 1&2	400	10.1	567,222	406,181	64%	46%
Seward 1	520	9.7	525,477	472,936	46%	41%
Shawville 1-4	566	10.3	846,928	796,249	68%	64%
Titus 1-3	246	10.8	341,079	165,520	63%	30%
	3,339		4,716,207	4,146,768	64%	55%

Intermediate
Brunot Island CCGT	293	9.8	3,038	(1,964)	0%	0%
Gilbert CCGT	336	9.5	(830)	3,603	0%	0%
Gilbert 9	168	11.1	6,350	(389)	2%	0%
Hunterstown CCGT	839	7.0	93,786	16,602	5%	1%
Portland 5	145	10.1	16,461	6,693	5%	2%
	1,781		118,805	24,545	3%	1%

Peaking
Aurora 1-10	937	10.5	4,188	644	0%	0%
Blossburg 1	23	14.6	1,442	638	3%	1%
Brunot Island 1A-1C	54	13.6	(243)	(63)	0%	0%
Ceredo 1-6 (4)	—	12.1	—	505	—	0%
Gilbert 1-4	111	15.1	1,122	(32)	0%	0%
Glen Gardner 1-8	184	14.6	1,550	(211)	0%	0%
Hamilton 1	23	14.8	170	103	0%	0%
Hunterstown 1-3	71	14.8	1,553	227	1%	0%
Mountain 1-2	47	14.3	2,400	401	2%	0%
Orrtanna 1	23	14.4	770	—	2%	0%
Portland 3-4	40	15.1	413	149	0%	0%
Sayreville A-D	264	13.8	1,089	12,249	0%	2%
Shawnee 1	23	14.0	2	—	0%	0%
Shawville 5-7	6	10.2	(19)	(26)	0%	0%
Tolna 1-2	47	14.2	169	143	0%	0%
Titus 4-5	35	17.4	183	99	0%	0%
Warren 3 (5)	68	12.8	(110)	(114)	0%	0%
Werner 1-4	252	13.8	2,031	4,564	0%	1%
Keystone 3-6	2	10.3	6	142	0%	3%
Conemaugh A-D	2	9.7	14	13	0%	0%
	2,212		16,730	19,431	0%	0%
PJM Total	7,332		4,851,742	4,190,744	30%	24%

(1)   Represents net generation assets only.

(2)   Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(3)   Deep Creek 1-2 and Piney Station 1-3 were sold in April 2005.

(4)   Ceredo was sold in December 2005.  Prior to January 1, 2005, Ceredo did not qualify for discontinued operations.

(5)   Warren 3 was mothballed in October 2004.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

PJM Asset Summary

(Unaudited)

	Summer/Winter Average	Heat Rate	Q4 YTD net generation volume (1) (MWh)		Q4 YTD net capacity factor (2) (MWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2005	2004	2005	2004

Base Load
Conemaugh 1-2 (16%)	280	9.4	2,128,927	2,142,413	87%	87%
Cheswick 1	580	10.0	2,889,720	3,174,840	57%	62%
Deep Creek 1-2 (3)	—		13,776	33,504	17%	20%
Elrama 1-4	465	11.3	1,592,313	1,887,544	39%	46%
Keystone 1-2 (16%)	282	9.5	2,245,923	2,047,909	91%	83%
Piney Station 1-3 (3)	—		28,569	75,851	23%	31%
Portland 1&2	400	10.1	2,169,118	2,042,007	62%	58%
Seward 1	520	9.7	2,774,658	472,936	61%	41%
Shawville 1-4	566	10.3	3,198,870	3,119,613	65%	63%
Titus 1-3	246	10.8	1,273,181	1,122,860	59%	52%
	3,339		18,315,055	16,119,477	62%	59%

Intermediate
Brunot Island CCGT	293	9.8	8,037	3,229	0%	0%
Gilbert CCGT	336	9.5	149,760	61,791	5%	2%
Gilbert 9	168	11.1	20,653	11,542	1%	1%
Hunterstown CCGT	839	7.0	721,781	283,944	10%	4%
Sayreville 4-5 (4)	—	—	—	388	0%	0%
Portland 5	145	10.1	56,238	38,808	4%	3%
	1,781		956,469	399,702	6%	3%

Peaking
Aurora 1-10	937	10.5	309,742	52,819	4%	1%
Blossburg 1	23	14.6	4,274	1,982	2%	1%
Brunot Island 1A-1C	54	13.6	(251)	2,417	0%	1%
Ceredo 1-6 (5)	—	12.1	-	1,550	-	0%
Gilbert 1-4	111	15.1	3,428	1,044	0%	0%
Glen Gardner 1-8	184	14.6	8,611	4,636	1%	0%
Hamilton 1	23	14.8	1,434	2,774	1%	1%
Hunterstown 1-3	71	14.8	8,005	11,674	1%	2%
Mountain 1-2	47	14.3	8,214	3,084	2%	1%
Orrtanna 1	23	14.4	2,368	1,551	1%	1%
Portland 3-4	40	15.1	1,518	1,398	0%	0%
Sayreville A-D	264	13.8	10,320	53,497	0%	2%
Shawnee 1	23	14.0	262	259	0%	0%
Shawville 5-7	6	10.2	(26)	(74)	0%	0%
Tolna 1-2	47	14.2	10,615	5,336	3%	1%
Titus 4-5	35	17.4	798	195	0%	0%
Wayne 1 (6)	—	—	—	486	0%	0%
Warren 3 (7)	68	12.8	(444)	1,029	0%	0%
Werner 1-4	252	13.8	9,267	45,607	0%	2%
Keystone 3-6	2	10.3	250	439	1%	2%
Conemaugh A-D	2	9.7	36	68	0%	0%
	2,212		378,421	191,771	2%	1%
PJM Total	7,332		19,649,945	16,710,950	30%	26%

(1)   Represents net generation assets only.

(2)   Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(3)   Deep Creek 1-2 and Piney Station 1-3 were sold in April 2005.

(4)   Sayreville 4-5 of 232 MW was retired in February 2004.

(5)   Ceredo was sold in December 2005. Prior to January 1, 2005, Ceredo did not qualify for discontinued operations.

(6)   Wayne 1 of 66 MW was retired in May 2004.

(7)   Warren 3 was mothballed in October 2004.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Southeast Asset Summary

(Unaudited)

	Summer/Winter
	Average	Heat Rate	Q4 net generation volume (1)(MWh)		Q4 net capacity factor (2) (MWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2005	2004	2005	2004

Base Load
Sabine	54	10.0	21,033	70,320	18%	59%

Intermediate
Indian River 1-3	587	10.5	112,117	158,381	9%	12%
Choctaw (3)	800	6.9	—	—	0%	0%
	1,387		112,117	158,381	4%	5%

Peaking
Osceola 1-3	470	11.0	64,219	56,842	6%	5%
Shady Hills	474	10.8	48,988	62,396	5%	6%
Vandolah	630	10.8	28,823	15,897	2%	1%
	1,574		142,030	135,135	4%	4%
Southeast Total	3,015		275,180	363,836	4%	5%

			Q4 YTD net generation volume (1) (MWh)		Q4 YTD net capacity factor (2) (MWh)
Unit Name			2005	2004	2005	2004

Base Load
Sabine	54	10.0	215,273	338,739	46%	71%

Intermediate
Indian River 1-3	587	10.5	659,772	928,701	13%	18%
Choctaw (3)	800	6.9	—	(5,088)	0%	0%
	1,387		659,772	923,613	5%	8%

Peaking
Osceola 1-3	470	11.0	410,868	410,597	10%	10%
Shady Hills	474	10.8	331,611	345,283	8%	8%
Vandolah	630	10.8	289,824	180,012	5%	3%
	1,574		1,032,303	935,892	7%	7%
Southeast Total	3,015		1,907,348	2,198,244	7%	8%

(1)   Represents net generation assets only.

(2)   Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(3)   Choctaw was mothballed in May 2004.

Reference is made to Reliant Energy, Inc.’s Annual Report

 on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

West Asset Summary

(Unaudited)

	Summer/Winter
	Average	Heat Rate (1)	Q4 net generation volume (1) (2) (MWh)		Q4 net capacity factor (1) (3) (MWh)
Unit Name	Capacity (1) (MW)	(MMBtu/MWh)	2005	2004	2005	2004

Base Load
Bighorn CCGT (4)	598	7.2	680,925	597,785	52%	45%
El Dorado (5)	—	7.2	—	504,222	0%	98%
	598		680,925	1,102,007	52%	60%

Intermediate
Coolwater 1-2	146	10.5	2,732	(265)	1%	0%
Coolwater 3-4	462	10.0	87,087	118,409	9%	12%
Etiwanda 3-4	640	10.0	227,429	8,309	16%	1%
Mandalay 1-2	430	9.5	108,476	151,382	11%	16%
Ormond Beach 1-2	1,516	9.6	27,117	626,403	1%	19%
	3,194		452,841	904,238	6%	13%

Peaking
Ellwood	54	13.3	225	—	0%	0%
Mandalay 3	130	15.8	188	—	0%	0%
	184		413	—	0%	0%
West Total	3,976		1,134,179	2,006,245	13%	22%

			Q4 YTD net generation volume (1) (2) (MWh)		Q4 YTD net capacity factor (1) (3) (MWh)
Unit Name			2005	2004	2005	2004

Base Load
Bighorn CCGT (4)	598	7.2	2,946,536	2,337,758	56%	49%
El Dorado (5)	—	7.2	711,160	1,501,110	70%	73%
	598		3,657,696	3,838,868	61%	62%
Intermediate
Coolwater 1-2	146	10.5	29,273	17,878	2%	1%
Coolwater 3-4	462	10.0	364,894	448,872	9%	11%
Etiwanda 3-4	640	10.0	725,252	212,821	13%	4%
Mandalay 1-2	430	9.5	349,027	670,671	9%	18%
Ormond Beach 1-2	1,516	9.6	524,716	2,248,643	4%	17%
	3,194		1,993,162	3,598,885	7%	13%

Peaking
Ellwood	54	13.3	1,083	—	0%	0%
Mandalay 3	130	15.8	1,505	—	0%	0%
	184		2,588	—	0%	0%
West Total	3,976		5,653,446	7,437,753	14%	21%

(1)   Excludes Etiwanda 5 of 118 MW, which was retired in January 2004.  Q4 YTD 2005 includes net generation from Ellwood and Mandalay 3 although the units were mothballed in November 2003 and not officially returned to service until April 2005.  The net generation from Mandalay 3 and Ellwood was produced during the re-commissioning.  Etiwanda 3 and 4 were also mothballed in November 2003 and returned to service in September 2004 and July 2004, respectively, under a reliability-must-run contract with the California Independent System Operator through the end of 2004.

(2)   Represents net generation assets only.

(3)   Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(4)   Bighorn CCGT began operations in February 2004.

(5)   Sold our El Dorado investment in July 2005.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

ERCOT Asset Summary

(Unaudited)

	Summer/Winter
	Average	Heat Rate	Q4 net generation volume (1) (MWh)		Q4 net capacity factor (2) (MWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2005	2004	2005	2004

Base Load
Channelview	830	6.1	1,310,296	1,245,954	71%	68%
Landfill Gas (3)	—	10.5	—	38,072	0%	66%
ERCOT Total	830		1,310,296	1,284,026	71%	68%

			Q4 YTD net generation volume (1)(MWh)		Q4 YTD net capacity factor (2) (MWh)
Unit Name			2005	2004	2005	2004

Base Load
Channelview	830	6.1	5,159,871	5,318,253	71%	73%
Landfill Gas (3)	—	10.5	81,550	150,415	48%	66%
ERCOT Total	830		5,241,421	5,468,668	70%	73%

(1)   Represents net generation assets only.

(2)   Capacity factor is the ratio of the actual net electricity generated to the energy that could have been generated at continuous full-power operation during the period.

(3)   Landfill Gas assets were sold in July 2005.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

Reliant Energy, Inc. and Subsidiaries

Adjusted Net Debt - to - Adjusted EBITDA Ratio

(in millions, except ratio)

(Unaudited)

	December 31, 2005

Debt:
Senior secured revolver	$383
Senior secured term loans	552	(1)(2)
Senior secured notes	1,850
Convertible senior subordinated notes	275
Orion Power 12% notes (3)	448
PEDFA fixed-rate bonds for Seward plant due 2036	500
Channelview	348
Receivables facility	450
Warrants	(1)
Other (4)	1
REMA operating leases (off-balance sheet)	497	(5)
Total debt and debt equivalents (6)	5,303

Less:
Cash and cash equivalents	(88)
Restricted cash	(27)
Net margin deposits	(1,700)
Adjusted Net Debt	$3,488

Adjusted EBIT	$251	(7)
Adjusted depreciation and amortization	446	(7)
Adjusted EBITDA	697	(7)(8)

REMA lease expense	60	(5)(7)
Total Adjusted EBITDA	$757	(7)(8)

Ratio	4.6

(1)   Excludes $638 million of debt related to NYC Discontinued Operations.

(2)   Excludes an additional $300 million related to expected net cash proceeds from the sale of our NYC assets, as we have agreed to utilize all of the net unrestricted proceeds from the sale to pay down debt.

(3)   Orion 12% notes includes purchase accounting adjustments of $48 million.

(4)   Other subsidiary debt.

(5)   For purposes of computing this ratio, the effects of these off-balance sheet items are included.

(6)   Debt equivalents include off-balance sheet REMA lease of $497 million.

(7)   Represents amounts for the rolling four quarters ended December 31, 2005.

(8)   Excludes Discontinued Operations:

(a)  NYC adjusted EBITDA of $10 million, which includes $239 million loss on disposition, and

(b)  Ceredo adjusted EBITDA of $(27) million, which includes $27 million loss on disposition and

(c)  European Energy adjusted EBITDA of $52 million.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2004.

FOR ADDITIONAL INQUIRIES PLEASE CONTACT:

Dennis Barber

(713) 497-3042